UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

Schedule 14A
________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.            )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KLUDEIN I ACQUISITION CORP.

________________________________________________________

(Name of Registrant as Specified In Its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION, DATED NOVEMBER 28, 2022

KLUDEIN I ACQUISITION CORP.
1096 Keeler Avenue
Berkeley, CA 94708

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF KLUDEIN I ACQUISITION CORP.:

You are cordially invited to attend the special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of KludeIn I Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at [__:__] a.m. Eastern time on [_____], 2022.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting [_____].

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated [_____], 2022, and is first being mailed to stockholders of the Company on or about [_____], 2022. The sole purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation (as amended, the “Charter”), in the form set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses ((a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on January 11, 2021 (the “IPO”), from January 11, 2023 to April 11, 2023, or such earlier date as determined by the Company’s board of directors (the “Board”) (the “Extension”, and such later date, the “Extended Date”);

2)      a proposal to re-elect each of Krishnan Rajagopalan, Madhavan Rangaswami and Mark Bailey as Class I directors of the Board until the annual meeting of the Company to be held in 2024 or until their successors are appointed and qualified (the “Director Election Proposal”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the Proposals are more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. On May 18, 2022, the Company entered into that certain Agreement and Plan of Merger, dated as of May 18, 2022 (as amended on November 3, 2022 and as it may be further amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, Near Intelligence Holdings Inc., a Delaware corporation (“Near”), Paas Merger Sub 1 Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub 1”), and Paas Merger Sub 2 LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub 2”), and the transactions contemplated by the Merger Agreement are collectively referred to herein as the “Near Merger”.

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, immediately prior to the consummation of the Business Combination (i) Merger Sub 1 and Near will consummate the first merger (the “First Merger”), pursuant to which Merger Sub 1 will be merged with and into Near, with Near continuing as the surviving corporation and a wholly owned subsidiary of the Company, as a result of which all of the issued and outstanding capital stock of Near will no longer be outstanding and will automatically be cancelled and will cease to exist in exchange for the right to receive the Merger Consideration (as defined in the Merger Agreement), and (ii) Near, as the surviving corporation and a wholly owned subsidiary of the Company after the First Merger, will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity, as a result of which all of the issued and outstanding capital stock of Near will no longer be outstanding and will automatically be cancelled and will cease to exist and each membership interest of Merger Sub 2 will remain outstanding as a membership interest of the surviving entity. Following the Business Combination, the Company will change its name to “Near Intelligence, Inc.”, or such other name as may be mutually agreed to by the Company and Near.

For more information about the Merger Agreement and the proposed Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 19, 2022, and our Registration Statement on Form S-4 (including the preliminary proxy statement/prospectus included therein) filed with the SEC in connection with the Business Combination on July 1, 2022.

The Board currently believes that there may not be sufficient time before January 11, 2023 to complete the Business Combination. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. Our Board will have the sole discretion whether and for how many months to extend until April 11, 2023. However, if the Near Merger is consummated on or before January 11, 2023, then the Proposals shall not be presented and the Meeting shall not be held.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of our stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. Our sponsor, KludeIn Prime LLC (the “Sponsor”), and our directors and officers collectively own an aggregate of 4,312,500 shares of our Class B common stock (the “Founder Shares”), that were issued to such persons prior to our IPO, and 5,200,000 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your Public Shares to the Company’s transfer agent at least two business days prior to the Meeting (or [_____], 2022). You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s Deposit/Withdrawal At Custodian system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

As of [_____], 2022, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__]per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on [_____], 2022 as reported on the Nasdaq Capital Market was

$[_.__]. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 11, 2023, as contemplated in our IPO prospectus filed with the SEC, on January 8, 2021 and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law, to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by January 11, 2023. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

Our Board has fixed the close of business on November 22, 2022 as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Director Election Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

[___], 2022	By Order of the Board of Directors

Narayan Ramachandran Chief Executive Officer and Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal. Broker non-votes will also not count as votes cast and will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal. Failure to vote by proxy or to vote in person (including virtually) at the Meeting will have no effect on the outcome of the vote on the Director Election Proposal and Adjournment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting in lieu of an Annual Meeting of Stockholders to be held on [_____], 2022: This notice of meeting and the accompanying Proxy Statement are available at [____].

KLUDEIN I ACQUISITION CORP.
1096 Keeler Avenue
Berkeley, CA 94708

NOTICE OF SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting in lieu of an annual meeting of stockholders (the “Meeting”), of KludeIn I Acquisition Corp. (“we”, “us”, “our” or the “Company”), to be held at [__:__] a.m. Eastern time on [_____], 2022.

You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at [_____]. The Meeting will be held for the sole purpose of considering and voting upon the following proposals (the “Proposals”):

1)      a proposal to amend the Company’s amended and restated certificate of incorporation (as amended, the “Charter”), in the form set forth in Annex A hereto (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”), to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”, and the Company’s initial Business Combination, the “Business Combination”), (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units (the “Public Shares”) sold in the Company’s initial public offering that was consummated on January 11, 2021 (the “IPO”), from January 11, 2023 to April 11, 2023, or such earlier date as determined by the Company’s board of directors (the “Board”)) (the “Extension”, and such later date, the “Extended Date”);

2)      a proposal to re-elect each of Krishnan Rajagopalan, Madhavan Rangaswami and Mark Bailey as Class I directors of the Board until the annual meeting of the Company to be held in 2024 or until their successors are appointed and qualified (the “Director Election Proposal”); and

3)      a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

The Extension Amendment Proposal is required for the implementation of the plan of the Board to extend the date by which the Company has to complete the Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination.

On May 18, 2022, the Company entered into that certain            Agreement and Plan of Merger, dated as of May 18, 2022 (as amended on November 3, 2022 and as it may be further amended or supplemented from time to time, the “Merger Agreement”), by and among the Company, Near Intelligence Holdings Inc., a Delaware corporation (“Near”), Paas Merger Sub 1 Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub 1”), and Paas Merger Sub 2 LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub 2”), and the transactions contemplated by the Merger Agreement are collectively referred to herein as the “Near Merger”.

Pursuant to the Merger Agreement, subject to the terms and conditions set forth therein, immediately prior to the consummation of the Business Combination (i) Merger Sub 1 and Near will consummate the first merger (the “First Merger”), pursuant to which Merger Sub 1 will be merged with and into Near, with Near continuing as the surviving corporation and a wholly owned subsidiary of the Company, as a result of which all of the issued and outstanding capital stock of Near will no longer be outstanding and will automatically be cancelled and will cease to exist in exchange for the right to receive the Merger Consideration (as defined in the Merger Agreement), and (ii) Near, as the surviving corporation and a wholly owned subsidiary of the Company after the First Merger, will merge with and into Merger Sub 2, with Merger Sub 2 continuing as the surviving entity, as a result of which all of the issued and outstanding capital stock of Near will no longer be outstanding and will automatically be cancelled and will cease to exist and each membership interest of Merger Sub 2 will remain outstanding as a membership interest of the surviving entity. Following the Business Combination, the Company will change its name to “Near Intelligence, Inc.”, or such other name as may be mutually agreed to by the Company and Near.

For more information about the Merger Agreement and the proposed Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 19, 2022, and our Registration Statement on Form S-4 (including the preliminary proxy statement/prospectus included therein) filed with the SEC in connection with the Business Combination on July 1, 2022 (as amended, the “Business Combination Registration Statement”).

The Board currently believes that there may not be sufficient time before January 11, 2023 to complete the Business Combination, including the Near Merger. Accordingly, the Board believes that in order to be able to consummate the Business Combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a Business Combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment. Our Board will have the sole discretion whether and for how many months to extend until April 11, 2023. However, if the Near Merger is consummated on or before January 11, 2023, then the Proposals shall not be presented and the Meeting shall not be held.

In connection with the Extension Amendment Proposal, public stockholders may elect (the “Election”) to redeem their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of our stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. Our sponsor, KludeIn Prime LLC (the “Sponsor”), and our directors and officers collectively own an aggregate of 4,312,500 shares of our Class B common stock (the “Founder Shares”), that were issued to such persons prior to our IPO, and 5,200,000 private placement warrants (the “Private Placement Warrants”), which were purchased by the Sponsor in a private placement that occurred simultaneously with the completion of the IPO.

To make the Election, you must demand that the Company redeem your Public Shares for a pro rata portion of the funds held in the Trust Account and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or [_____], 2022). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to make the Election.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $[_____] million that was in the Trust Account as of [_____], 2022. In such event, the Company may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 11, 2023, as contemplated in our IPO prospectus initially filed with the SEC, on December 15, 2020 (the “IPO Prospectus”) and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law, to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete a Business Combination by January 11, 2023 (the “Combination Period”). In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in our Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of [_____], 2022, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the General Corporation Law of the State of Delaware (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL, as described in our IPO Prospectus, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated January 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), will (i) remove from the Trust Account an amount (the “Withdrawal Amount”), equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a Business Combination through the Extended Date, if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on November 22, 2022 (the “Record Date”) as the date for determining the Company stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the Record Date of the Meeting, there were 10,404,394 shares of our Class A common stock and 4,312,500 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the Proposals.

This proxy statement (the “Proxy Statement”) contains important information about the Meeting and the Proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali Global LLC (the “Solicitation Agent”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $[•] in connection with such services for the Meeting. We will also reimburse the Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our Board and the management of the Company (the “Management”) may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial Business Combination.

This Proxy Statement is dated [_____], 2022 and is first being mailed to stockholders on or about [_____], 2022.

[___], 2022
By Order of the Board of Directors

Narayan Ramachandran Chief Executive Officer and Chairman

i

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Meeting, which is a special meeting in lieu of an annual meeting of stockholders, to be held at [__:__] a.m. Eastern time on [_____], 2022, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about [_____], 2022.

We are a blank check company formed in Delaware on September 24, 2020, for the purpose of effecting a Business Combination with one or more businesses. On January 11, 2021, we consummated our IPO, as well as a private placement, from which we derived gross proceeds of approximately $177,700,000 in the aggregate. Following the closing of the IPO, an amount of $172,500,000 ($10.00 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the Private Placement Warrants was placed in the Trust Account. Like most blank check companies, our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of our Public Shares if there is no qualifying Business Combination consummated on or before a certain date (in our case, January 11, 2023). Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete the Business Combination, including the consummation of the Near Merger.

The Meeting is being held, in part, to allow us additional time to complete the Business Combination.

Why does the Company need to hold an annual meeting?

The Meeting is also being held, in part, to satisfy the annual meeting requirement of Nasdaq Stock Market LLC (“Nasdaq”). Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders for the election of directors within 12 months after our fiscal year ended December 31, 2021.

In addition to sending our stockholders this Proxy Statement, we are also sending our Annual Report on Form 10-K for the year ended December 31, 2021, so that at the Meeting, stockholders may discuss and ask questions of the Company with respect to such financial statements.

The Proposals

What is being voted on?

You are being asked to vote on three Proposals:

•        Extension Amendment Proposal.    A proposal to amend our Charter to extend the date by which we have to either consummate a Business Combination or wind up the Company and redeem 100% of the Public Shares sold in the IPO from January 11, 2023 to April 11, 2023 (or such earlier date as determined by the Board);

•        Director Election Proposal.    A proposal to re-elect each of Krishnan Rajagopalan, Madhavan Rangaswami and Mark Bailey as Class I directors of the Board until the annual meeting of the Company to be held in 2024 or until their successors are appointed and qualified; and

•        Adjournment Proposal.    A proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete the Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination (such as the Near Merger) on or before the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 11, 2023, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law, to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

Why is the Company proposing the Extension Amendment Proposal?

Our Charter provides for the return of our IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying Business Combination consummated on or before January 11, 2023. As explained below, we may not be able to complete the Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the Business Combination. There is no assurance that the Company will be able to consummate the Business Combination (such as the Near Merger), given the actions that must occur prior to closing of the Business Combination.

The Company believes that given its expenditure of time, effort and money on finding a Business Combination and the negotiation and execution of the Merger Agreement and the steps taken to date to consummate the Near Merger, circumstances warrant providing public stockholders an opportunity to consider the Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem 100% of the Public Shares sold in our IPO from January 11, 2023 to April 11, 2023 (or such earlier date as determined by the Board).

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

Why is the Company proposing the Adjournment Proposal?

The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Extension Amendment Proposal and the Director Election Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Public Shares for cash and, subject to the approval of its remaining stockholders and the Board, dissolving and liquidating.

Why should I vote “FOR” the Extension Amendment Proposal?

Our Board believes stockholders should have an opportunity to evaluate the Business Combination (such as the Near Merger). Accordingly, the Board is proposing the Extension Amendment Proposal to amend our Charter in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem 100% of the Public Shares sold in our IPO from January 11, 2023 to April 11, 2023 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete the Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete our Business Combination before January 11, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Director Election Proposal?

Each of Mr. Rajagopalan, Mr. Rangaswami and Mr. Bailey have served on our Board since our IPO. Our Board believes that the stability and continuity on our Board is important as we continue to attempt to complete the Business Combination (such as the Near Merger).

Our Board recommends that you vote in favor of each of the nominees set forth in the Director Election Proposal.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

What vote is required to adopt the Proposals?

•        Extension Amendment Proposal.    The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the Record Date.

•        Director Election Proposal.    The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” any of the Proposals?

If you do not want the Extension Amendment Proposal to be approved, you may abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your Public Shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, so long as you make the Election. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

If you do not want the director nominees to be elected, you must withhold or vote against each nominee. Abstentions and broker non-votes (as described below) will have no effect on the Director Election Proposal.

If you do not want the Adjournment Proposal to be approved, you must vote against such proposal. Abstentions and broker non-votes (as described below) will have no effect on such proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Director Election Proposal and the Adjournment Proposal. Currently, our Sponsor and Board own approximately 29.3% of our issued and outstanding shares of common stock, including 4,312,500 Founder Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Does the Board recommend voting for the approval of the Proposals?

Yes. After careful consideration of the terms and conditions of these Proposals, our Board has determined that the Extension Amendment Proposal, the Director Election Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, “FOR” each of the nominees set forth in the Director Election Proposal and “FOR” the Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the Proposals?

The Sponsor, directors and officers have interests in the Proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 4,312,500 Founder Shares (purchased for a nominal price) and 5,200,000 Private Placement Warrants (purchased for $5,200,000), which would expire worthless if the Business Combination is not consummated, and (ii) a promissory note in the principal amount of up to $1,500,000 issued in connection with working capital loans made by the Sponsor, of which approximately $1,072,500 was outstanding as of September 30, 2022. See the section below entitled “Proposal One — The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

Do I have appraisal rights if I object to any of the Proposals?

Our stockholders do not have appraisal rights in connection with the Proposals under the DGCL.

The Extension Amendment Proposal

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 11, 2023, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law, to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period.

In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal is approved, what happens next?

We are seeking the Extension Amendment to provide us time to compete the Business Combination. Our seeking to complete the Business Combination will involve:

•        finalizing certain transaction documents and consummating certain preliminary transaction steps in connection with the Near Merger as outlined in the Merger Agreement;

•        if the Near Merger is not consummated, negotiating and executing a definitive agreement and related agreements for an alternative Business Combination;

•        completing proxy materials;

•        establishing a meeting date and record date for considering the Business Combination, and distributing proxy materials to stockholders; and

•        holding a special meeting to consider the Business Combination (such as the Near Merger).

We are seeking approval of the Extension Amendment Proposal because we may not be able to complete all of the tasks listed above prior to January 11, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the Business Combination. If stockholders approve the Business Combination, we expect to consummate the Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the Record Date, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and expect that our units, Public Shares and warrants included as part of the units sold in the IPO (the “Public Warrants”) will remain publicly traded.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

What happens to our warrants if the Extension Amendment Proposal is not approved?

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 11, 2023, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the Combination Period. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

What happens to our warrants if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a Business Combination until the Extended Date. The Public Warrants will remain outstanding and only become exercisable 30 days after the completion of a Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?

Unless you elect to redeem your Public Shares at this time, you will be able to vote on the Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the Business Combination. If you disagree with the Business Combination, you will retain your right to redeem your Public Shares upon consummation of the Business Combination in connection with the stockholder vote to approve the Business Combination, subject to any limitations set forth in our Charter.

How do I redeem my shares of Class A common stock?

If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street Plaza, 30th Floor
New York, New York 10004
Attn: Mark Zimkind
E-mail: mzimkind@continentalstock.com

Information about the Meeting

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental. The form contains instructions on how to attend the Meeting including the URL address, [_____], along with your 12-digit control number. You will need your control number for access. If you do not have your control number, contact Continental at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or proxy@continentalstock.com.

If you do not have internet capabilities, you can listen to the meeting by dialing: 800-450-7155 (toll-free) within the U.S. and Canada, or 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 6259043#.This is a listen-only option, and you will not be able to vote or enter questions during the meeting.

How do I change or revoke my vote after I have voted?

You may change your vote by e-mailing a later-dated, signed proxy card to our Chief Financial Officer at mk@kludein.com, so that it is received by our Chief Financial Officer prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our Chief Financial Officer, which must be received by our Chief Financial Officer prior to the Meeting.

Please note, however, that if on the Record Date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

•        Extension Amendment Proposal.    The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the Record Date, including the Founder Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

•        Director Election Proposal.    The director nominees must receive the affirmative vote of a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. A stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Director Election Proposal.

•        Adjournment Proposal.    Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Director Election Proposal or the Adjournment Proposal.

If my shares are held in “street name”, will my broker automatically vote them for me?

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the Proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

How many votes must be present to hold the Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the Record Date issued and outstanding and entitled to vote at the Meeting, present in person (including virtually) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 7,358,448 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?

Only holders of record of our common stock at the close of business on the Record Date are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 10,404,394 shares of our Class A common stock and 4,312,500 shares of Class B common stock were outstanding and entitled to vote.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

•        Stockholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

•        Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

What is the proxy card?

The proxy card enables you to appoint each of Narayan Ramachandran, our Chairman and Chief Executive Officer, and Mini Krishnamoorthy, our Chief Financial Officer, as your representatives at the Meeting. By completing and returning the proxy card, you are authorizing Mr. Ramachandran or Ms. Krishnamoorthy to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended that you complete and return your proxy card before the Meeting date in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The Extension Amendment Proposal, Director Election Proposal and Adjournment Proposal are considered non-routine matters, and therefore brokers cannot exercise discretionary authority regarding these proposals for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”).

How can I vote if I am a stockholder of record?

•        Online.    If you are a stockholder of record, you may vote online at the Meeting.

•        By Mail.    You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting and vote online if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

•        Online at the Meeting.    If you are a beneficial owner of shares held in street name and you wish to vote online at the Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

You are also invited to attend the Meeting. For more information, see the subsection above entitled “How do I attend the Meeting”.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of the Company’s common stock will be voted “FOR” the Proposals and each of the nominees set forth in the Director Election Proposal.

How many votes do I have?

Each share of our Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of our Sponsor, directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the Proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Company’s common stock.

Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. We have agreed to pay the Solicitation Agent approximately $[_____] in connection with such services for the Meeting. We will also reimburse Solicitation Agent for reasonable out-of-pocket expenses and will indemnify the Solicitation Agent and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to a Business Combination.

Who can help answer my questions?

If you have questions about the Proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact the Solicitation Agent at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
E-mail: INKA.info@investor.morrowsodali.com

You may also contact us at:

KludeIn I Acquisition Corp.
1096 Keeler Avenue
Email: mk@kludein.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination (such as the Near Merger), our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•        our ability to complete the Business Combination (such as the Near Merger);

•        if the Near Merger is not consummated, our ability to enter into a definitive agreement and related agreements;

•        the anticipated benefits of the Business Combination;

•        the volatility of the market price and liquidity of our securities;

•        the use of funds not held in the Trust Account;

•        the competitive environment in which our successor will operate following the Business Combination;

•        the ability to execute on expansion plans and opportunities following the Business Combination (including those plans contemplated by the Near Merger) and

•        proposed changes in SEC rules related to special purpose acquisition companies (“SPACs”).

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) IPO Prospectus, (ii) Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 12, 2022, (iii) Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the SEC on August 16, 2022, (iv) Business Combination Registration Statement, and (v) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek stockholder approval of the Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (the “Treasury Department”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. The IR Act applies only to repurchases that occur after December 31, 2022.

As described under the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination (currently January 11, 2023) is extended, our public stockholders will have the right to require us to redeem their Public Shares. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a Redemption Event or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination) and (iv) the content of regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in Business Combination transactions between SPACS such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing an initial Business Combination, and may constrain the circumstances under which we could complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

There is currently some uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours that does not complete its Business Combination within 24 months after the effective date of the IPO Registration Statement. We do not expect to complete our initial Business Combination within 24 months following the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. Such a claim can be made even prior to 24 months of the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash items until the earlier of the consummation of our initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account as cash items until the earlier of the consummation of our initial Business Combination or the liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash items would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate the Company, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be deemed to be an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the investments held in the Trust Account at any time and instead hold all funds in the Trust Account in as cash items, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on September 24, 2020, for the purpose of effecting a Business Combination with one or more businesses.

There are currently 10,404,394 shares of our Class A common stock and 4,312,500 shares of Class B common stock issued and outstanding. In addition, we issued (i) Public Warrants to purchase 8,625,000 shares of Class A common stock as part of our IPO and (ii) Private Placement Warrants to purchase 5,200,000 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A common stock equals or exceeds $18.00 per share for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of [_____], 2022, approximately $[_____] from our IPO and the simultaneous sale of the Private Placement Warrants is being held in our Trust Account in the United States maintained by Continental, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act , until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the proceeds in the Trust Account as described below.

In order to finance transaction costs in connection with an intended initial Business Combination, the Sponsor has committed, in the form of a loan, up to $1,500,000 to be provided to us to fund our expenses relating to investigating and selecting a target business and other working capital requirements prior to our initial Business Combination. As of September 30, 2022, we had approximately $1,072,500 outstanding under such loan.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

THE MEETING

Overview

Date, Time and Place

The Meeting of the stockholders will be held at [__:__] a.m. Eastern time on [_____], 2022 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at [_____]. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the Record Date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock:

•        Record Holders.    If your shares are registered in your name with our transfer agent, Continental, and you wish to attend the online-only virtual Meeting, go to [_____], enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the Meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

•        Beneficial Holders.    Beneficial stockholders who own shares of the Company in “street name”, who wish to attend the online-only virtual Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only virtual Meeting. After contacting our transfer agent, Continental, a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual Meeting. Beneficial stockholders should contact our transfer agent by [_____], 2022 at the latest (five business days prior to the Meeting).

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding common stock on the Record Date that are (i) entitled to vote at the Meeting and (ii) present in person (including virtually) or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has the power to adjourn the Meeting. As of the Record Date for the Meeting, 7,358,448 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Meeting if you owned shares of our Class A common stock at the close of business on the Record Date for the Meeting. You will have one vote per Proposal for each share of our common stock you owned at that time. Our warrants do not carry voting rights.

Required Votes

Extension Amendment Proposal

Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our common stock outstanding on the Record Date, including the Founder Shares. If you do not vote or you abstain from voting on the Extension Amendment Proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Director Election Proposal

The election of the nominees in the Director Election Proposal requires the affirmative vote of a plurality of the votes cast by stockholders represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” any director nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Director Election Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Director Election Proposal. If you do not want a director nominee elected, you must vote “AGAINST” the director nominee.

Adjournment Proposal

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the Record Date of the Meeting, there were 10,404,394 shares of Class A common stock and 4,312,500 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholder may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of [_____], 2022, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). If you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination, by the Extended Date. See the section below entitled “Proposal One — The Extension Amendment Proposal — Redemption Rights”.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with any of the Proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor

Your proxy is being solicited by the Board on the Proposals being presented to stockholders at the Meeting. The Company has engaged the Solicitation Agent to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your Public Shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of our common stock as of the Record Date. You may contact the Solicitation Agent at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
E-mail: INKA.info@investor.morrowsodali.com

Recommendation of the Board

After careful consideration, the Board determined unanimously that each of the Proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of the Proposals and each of the nominees set forth in the Director Election Proposal.

PROPOSAL ONE — THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its Charter to extend the date by which the Company has to consummate a Business Combination to the Extended Date so as to provide the Company with additional time to complete the Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the Business Combination. A copy of the proposed amendment to the Charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s Charter provides that the Company has until January 11, 2023 to complete an initial Business Combination. The Company has entered into the Merger Agreement with Near but does not believe it will consummate the Near Merger prior to January 11, 2023. The purpose of the Extension Amendment is to allow the Company more time to complete its initial Business Combination (such as the Near Merger).

The IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a Business Combination. Additionally, our IPO Prospectus and Charter provide for all public stockholders to have an opportunity to redeem their Public Shares if our corporate existence is extended as described above. Because we continue to believe that a Business Combination would be in the best interests of our stockholders, and because we will not be able to conclude a Business Combination within the Combination Period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond January 11, 2023 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the Business Combination.

We believe that the foregoing Charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate the Business Combination by January 11, 2023, as contemplated by our IPO Prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), by (B) the total number of then-outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law, to provide for claims of creditors and the requirements of other applicable law.. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial Business Combination by January 11, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Warrants.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete a Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and expects that its units, Public Shares and Public Warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders.

You are not being asked to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will retain the right to vote on the Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash in the event the Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $[_____] that was in the Trust Account as of [_____], 2022.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of [_____], 2022, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Holders of Public Shares who do not elect to redeem their Public Shares in connection with the Extension will retain the right to redeem their Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [_____], 2022.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not the stockholder is a record holder or the stockholder’s shares are held in “street name”, by contacting the Company’s transfer agent or the stockholder’s broker and requesting delivery of the shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker will determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process, the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. If a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your Public Shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. As of [_____], 2022, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). The closing price of the Company’s Class A common stock on [_____], 2022 as reported on the Nasdaq Capital Market was $[__.__].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [_____], 2022 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, is required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 4,312,500 Founder Shares, representing approximately 29.3% of the Company’s issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•        the fact that the Sponsor holds 4,237,500 Founder Shares and 5,200,000 Private Placement Warrants, all such securities beneficially owned by our Chairman and Mr. Raghavan, all of which would expire worthless if a Business Combination is not consummated;

•        the fact that the Sponsor holds a promissory note in the principal amount of up to $1,500,000 issued in connection with working capital loans made by the Sponsor, of which approximately $1,072,500 was outstanding as of September 30, 2022;

•        the fact that, unless the Company consummates the Business Combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of September 30, 2022)] to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•        the Sponsor has agreed that the Private Placement Warrants, and all of their underlying securities, will not be sold or transferred by it until 30 days after the Company has completed a Business Combination, subject to limited exceptions;

•        the fact that the Sponsor paid an aggregate of $25,000 for its Founder Shares and such securities will have a significantly higher value at the time of the Business Combination;

•        the fact that the Sponsor and our directors have agreed not to redeem any of their Founder Shares in connection with a stockholder vote to approve a proposed Business Combination;

•        the fact that the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in our Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. As of the [_____], 2022, based on funds in the Trust Account of approximately $[_____] as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of Public Shares was approximately $10.[__] per share (before taking into account the removal of the accrued interest in the Trust Account to pay our taxes). Nevertheless, the Company cannot assure you that the per-share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

•        the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial Business Combination (such as the Near Merger) within the Combination Period, the Sponsor has agreed it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per Public Share and (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per Public Share due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in our Trust Account (whether or not such waiver is enforceable); and

•        Mini Krishnamoorthy is expected to be one of the Company’s designees to the board of directors of the surviving company following the Near Merger. As a director, in the future Ms. Krishnamoorthy may receive any cash fees, stock options or stock awards that the board of directors of the surviving company determines to pay to its directors.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our Charter provides that the Company has until January 11, 2023 to complete the purposes of the Company including, but not limited to, effecting a Business Combination (such as the Near Merger) under its terms.

Our Charter states that if the Company’s stockholders approve an amendment to the Company’s Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s Public Shares if it does not complete a Business Combination before January 11, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable Business Combination in the timeframe contemplated by the Charter.

In addition, the IPO Prospectus and Charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a Business Combination. Because we continue to believe that a Business Combination (such as the Near Merger) would be in the best interests of our stockholders and because we may not be able to conclude a Business Combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a Business Combination beyond January 11, 2023 to the Extended Date. Our Board will have the sole discretion whether and for how many months to extend until April 11, 2023. However, if the Near Merger is consummated on or before January 11, 2023, then the Proposals shall not be presented and the Meeting shall not be held.

The Company is not asking you to vote on the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares, you will retain the right to vote on the Business Combination in the future and the right to redeem your Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, in the event the Business Combination (such as the Near Merger) is approved and completed or the Company has not consummated another Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

PROPOSAL TWO — THE DIRECTOR ELECTION PROPOSAL

Our Board is divided into two classes, each of which will generally serve for a term of two years with only one class of directors being elected in each year. The term of office of the Class I directors, Krishnan Rajagopalan, Madhavan Rangaswami and Mark Bailey, will expire at this Meeting. The term of office of the Class II directors, Narayan Ramachandran and Mini Krishnamoorthy, will expire at the annual meeting of stockholders to be held in 2023.

At the Meeting, three Class I directors will be elected to the Board to serve for the ensuing two-year period or until a successor is elected and qualified or their earlier resignation or removal. The Board has nominated Krishnan Rajagopalan, Madhavan Rangaswami and Mark Bailey for election as Class I directors. The biographies of Krishnan Rajagopalan, Madhavan Rangaswami and Mark Bailey are set forth below under the section entitled “Directors, Executive Officers and Corporate Governance”.

Vote Required for Approval

The election of the foregoing director nominees requires a plurality vote of the votes cast present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of an abstention, a direction to withhold authority or a broker non-vote) will not be counted in the nominee’s favor.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the election of the foregoing nominees. In case any director nominee becomes unavailable for election to the Board, an event that is not anticipated, the persons named as proxies, or their substitutes, will have full discretion and authority to vote or refrain from voting in accordance with their judgment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the election of each of the director nominees.

PROPOSAL THREE — THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals. In no event will our Board adjourn the Meeting beyond January 11, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other Proposals.

Vote Required for Approval

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of the majority of the votes cast by stockholders present in person (including virtually) or represented by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below.

This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors (i) subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), (ii) that will hold Class A common stock as part of a “straddle”, “hedge”, “conversion”, “synthetic security”, “constructive ownership transaction”, “constructive sale”, or other integrated transaction for United States federal income tax purposes, (iii) subject to the applicable financial statement accounting rules of Section 451(b) of the Code, (iv) subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, (v) that actually or constructively own five percent or more of the Class A common stock of the Company, and (vi) that are Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•        an individual who is a United States citizen or resident of the United States;

•        a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•        an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•        a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable the Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of the Company’s shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of the Company’s stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of the Company’s stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction”.

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described in the subsection below entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions”.

U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders will constitute dividends for United States federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Company’s Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends the Company pays to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends the Company pays to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of the Company’s Class A common stock that elect to have their Class A common stock redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described in the subsection above entitled “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of the Company’s Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•        the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•        the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•        the Company is or has been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Company’s Class A common stock, and, in the case where shares of the Company’s Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of the Company’s Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of the Company’s Class A common stock. We do not believe the Company is or has been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions the Company makes to a Non-U.S. Holder of shares of the Company’s Class A common stock, to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of the Company’s Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described above in the subsection entitled “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends the Company pays to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Information About Executive Officers, Directors and Nominees

As of [_____], 2022, our directors and executive officers are as follows:

Name	Age	Position
Narayan Ramachandran	60	Chief Executive Officer and Chairman
Mini Krishnamoorthy	43	Chief Financial Officer and Director
Sriram Raghavan	50	Co-President
Dr. Ashish Gupta	55	Co-President
Krishnan Rajagopalan	62	Director
Madhavan Rangaswami	67	Director
Mark Bailey	63	Director

The experience of our directors and executive officers is as follows:

Narayan Ramachandran, our Chairman and Chief Executive Officer since inception, is a successful investment professional with over three decades of investment experience. Between January 2016 and December 2019, Mr. Ramachandran served as a General Partner and Vice Chairman of L Catterton Asia, a leading consumer-focused private equity firm with more than $3 billion in assets under management. Prior to that, Mr. Ramachandran co-founded InKlude Labs, a social enterprise incubator, and KludeIn Ventures, a Palo Alto-based investment firm focused on strategic investments in high growth companies, and has served as the Chairman and General Partner of KludeIn Management LLC, since June 2015. He previously served as the head of Morgan Stanley in India from July 2006 to February 2010, and also led Morgan Stanley’s Global Emerging Markets and Global Asset Allocation portfolio management teams from March 2001 to July 2006, managing over $25 billion in assets. Mr. Ramachandran received a B.S with distinction in chemical engineering from IIT Bombay, and holds an MBA from the Ross School of Business, University of Michigan. Mr. Ramachandran is a Chartered Financial Analyst.

Mini Krishnamoorthy, our Chief Financial Officer and Director since inception, has served as the Chief Financial Officer and the Head of Data Analytics for ZeeMee Inc., a venture-funded education technology company based in Silicon Valley, since September 2016, where she leads a team of data scientists to provide key analytics to customers. She has effectively overseen key growth initiatives at ZeeMee Inc and now works with 75 universities in the United States who use ZeeMee’s services to effectively recruit undergraduate students globally. From 2015 to 2016, Ms. Krishnamoorthy served as a senior member of the Capital Markets team of Kabbage, Inc., a financial technology company providing small business loans. From 2013 to 2015, Ms. Krishnamoorthy served as Chief of Staff for Corporate Development and Treasury at HP Inc. and was part of the strategy and planning team during HP’s restructure. Previously, she worked at Deutsche Bank as part of Global Banking and Markets Chief Operating Office team in London and started her career at Commonwealth Bank of Australia in the Structured Finance team. Ms. Krishnamoorthy received her MBA from Macquarie Graduate School of Management in Sydney, Australia, and a Bachelor’s Degree in Actuarial Studies from Macquarie University in Sydney, Australia.

Dr. Ashish Gupta, our Co-President since inception, is a successful entrepreneur and investment professional with over 25 years of technology investment experience in the United States and in India. Since 2014, Dr. Gupta has been an independent business consultant through his consulting firm, GGT2 LLC. He co-founded Helion Advisors which advised over $600 million of investments in India based startups. He currently serves on the board of directors of Info Edge (NSE INDIA: NAUKRI) and Hindustan Unilever (NSE INDIA: HINDUNILVR) in India. Dr. Gupta has co-founded two successful companies, Junglee (acquired by Amazon) and Tavant Technologies, and previously worked as a Kauffman Fellow at Woodside Fund from 2003 to 2004 and as an Investment Partner at Woodside Fund from 2004 to 2005. Dr. Gupta worked was a senior member of the Technical Staff at Oracle Corporation from 1995 to 1996 and as a member of the Research Staff at IBM from 1994 to 1995. Dr. Gupta received a Ph.D. in Computer Science from Stanford University and a B.S. in Computer Science from IIT Kanpur, where he was awarded the President’s Gold medal.

Sriram Raghavan, our Co-President since inception, is a serial entrepreneur and investor in both the public and private markets. Mr. Raghavan co-founded KludeIn, an investment partnership, in 2015, and has served as a General Partner since then. From October 2018 to December 2019, he was a Partner with L Catterton Asia. Prior to that, Mr. Raghavan served on the Strategic Advisory Board of L Catterton, where he provided leadership in Consumer

Technology Investing. Prior to that, Mr. Raghavan has founded, built and sold technology focused companies in the United States and India, including Comat Technologies, a social enterprise specializing in delivering of information based services to rural India, in 2011. He was also an early contributor to the design of the Aadhar system, India’s unique ID system covering over a billion residents. Mr. Raghavan received his B.S. in Electronics Engineering, and attended the Executive Program of Global Leadership and Public Policy for the 21st Century at the John F. Kennedy School of Government at Harvard University in 2010. Mr. Raghavan has also received several personal accolades in recognition of his work, including being honored with the Social Innovation Park Fellow Award in 2010 as a high achieving individual creating systemic social change and the Young Global Leader by the World Economic Forum for 2010.

Krishnan Rajagopalan, our director since January 2021, is President and Chief Executive Officer for Heidrick & Struggles (Nasdaq: HSII) a global leadership advisory firm providing executive search, leadership assessment and development, organization and team effectiveness, and culture shaping services. He also serves on the Board of Directors of Heidrick & Struggles. He has been with Heidrick & Struggles for over 20 years. Prior to joining Heidrick & Struggles, Mr. Rajagopalan was a Vice President and Partner with A.T. Kearney Consulting. Mr. Rajagopalan earned a Master of Business Administration degree from The University of Chicago Booth School of Business, and holds Master of Science and Bachelor of Science degrees in engineering from Johns Hopkins University. He has been recognized as one of the “100 Most Influential Executive Recruiters in the World” by Business Week. He is also a recipient of the Distinguished Alumnus Award from Johns Hopkins University, a member of its G.W.C. Whiting School of Engineering National Advisory Council and a member of the US-China Business Council where he serves as Head of the Nominating Committee. We believe that Mr. Rajagopalan is qualified to serve on our board due to his extensive executive and management experience.

Madhavan “M.R.” Rangaswami, our director since January 2021, is co-founder and Managing Director of Sand Hill Group, one of the earliest angel investment firms in Silicon Valley that was founded in 1997. He also served as a director at BDNA Inc., an enterprise technology company from 2000 until its acquisition in 2017. Prior to that, he served as Chief Marketing Officer at Baan Company from 1995 to 1996 and VP of Applications Marketing from 1988 to 1992 at Oracle Corporation where he helped launch products and markets. Mr. Rangaswami holds a Bachelor’s degree in Commerce and a Bachelor’s degree in Law from University of Madras and an MBA from Kent State University. We believe that Mr. Rangaswami is qualified to serve on our board due to his extensive investment experience and industry knowledge in software companies.

Mark Bailey, our director since January 2021, is a founder & partner of DFJ Growth in Menlo Park, California and has served in that capacity since its inception in September 2005. Mr. Bailey has served on the boards of directors of a number of companies, including Cylance, Inc. and Immuta, Inc. He holds a B.S.E. in electrical engineering and computer science from Princeton University and an MBA from Harvard University. We believe that Mr. Bailey is qualified to serve on our board due to his extensive investment and M&A experience.

Arjun Divecha, our special advisor, is a Portfolio Manager Grantham Mayo Van Otterloo (GMO), a Boston-based investment management firm. Mr. Divecha joined GMO in 1993 and is responsible for the firm’s emerging equity funds. He has served on GMO’s Board of Directors for the past 20 years, and has served as Chairman for the past 10 years. From 1981 to 1993, Mr. Divecha worked at BARRA (a Berkeley-based fintech SAAS firm, which was acquired by MSCI in 2004), directing software development, marketing, client service and emerging markets research and development. He is the Founder-Director of The Divecha Centre for Climate Change at the Indian Institute of Science, Bangalore, and a board member of the Bay Area chapter of Pratham. Mr. Divecha received a B.S. in Aeronautical Engineering from IIT Bombay and holds an MBA from Cornell University.

To the knowledge of Management, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Corporate Governance

Number and Terms of Office of Officers and Directors

We have five directors. Our Board is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term.

The term of office of the first class of directors, consisting of Messrs. Rajagopalan, Rangaswami and Bailey, will expire at this Meeting, our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Mr. Ramachandran and Ms. Krishnamoorthy, will expire at the second annual meeting of stockholders in 2023.

Our officers are appointed by our Board and serve at the discretion of our Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of Chairman of the Board, Chief Executive Officer, Chief Financial Officer, one or more Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by our Board.

Committees of the Board of Directors

Audit Committee

We have established an audit committee (the “Audit Committee”) of the Board. Messrs. Rajagopalan, Rangaswami and Bailey serve as members of our Audit Committee, and Mr. Bailey chairs the Audit Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the Audit Committee, all of whom must be independent. Each of Messrs. Rajagopalan, Rangaswami and Bailey meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the Audit Committee is financially literate and our Board has determined that Mr. Bailey qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;

•        pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Audit Committee Report*

The Audit committee operates pursuant to a charter, which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “— Audit Committee.” Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Marcum LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2021. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the Audit Committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC.

Submitted by:

Audit committee of the Board of Directors

Krishnan Rajagopalan
Madhavan Rangaswami
Mark Bailey (Chair)

____________

*        The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act, or the Exchange Act.

Compensation Committee

We have established a compensation committee (the “Compensation Committee”) of the Board. Messrs. Rajagopalan and Bailey serve as members of our Compensation Committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the Compensation Committee, all of whom must be independent. Messrs. Rajagopalan and Bailey are independent and Mr. Rajagopalan chairs the Compensation Committee.

We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;

•        reviewing on an annual basis our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        if required, producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than the reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial Business Combination. Accordingly, it is likely that prior to the consummation of an initial Business Combination, the Compensation Committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial Business Combination.

The charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board. The Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who participate in the consideration and recommendation of director nominees are Messrs. Rajagopalan, Rangaswami and Bailey. In accordance with the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Our Board also considers director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for directorship, the Board considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Committee Meetings and Attendance

During the fiscal year ended December 31, 2021, there were eight regularly scheduled or special meetings of the Board and the Board acted by unanimous written consent in lieu of a meeting two times.

During the fiscal year ended December 31, 2021, there were seven regularly scheduled or special meetings of the Audit Committee.

During the fiscal year ended December 31, 2021, there were no regularly scheduled or special meetings of the Compensation Committee.

We encourage all of our directors to attend our annual meetings of stockholders. The Meeting will be the first annual meeting of stockholders of the Company.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Company’s Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Messrs. Rajagopalan, Rangaswami and Bailey are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Executive Officer and Director Compensation

None of our officers has received any cash compensation for services rendered to us. No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our officers and directors prior to, or in connection with any services rendered in order to effectuate, the consummation of our initial Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. We do not have a policy that prohibits our Sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our Audit Committee reviews on a quarterly basis all payments that were made to our Sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial Business Combination will be made using funds held outside the Trust Account. Other than quarterly Audit Committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial Business Combination.

After the completion of our initial Business Combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees are fully disclosed to stockholders, to the extent then known, in the Business Combination Registration Statement. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial Business Combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial Business Combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial Business Combination will be a determining factor in our decision to proceed with any potential Business Combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Independent Public Accountant

Marcum LLP (“Marcum”) has audited our financial statements for the fiscal year ended December 31, 2021. A representative of Marcum is not expected to be present at the Meeting; however, if a representative is present, they will have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, reviews of out unaudited interim financial statements, and other required filings with the SEC for the year ended December 31, 2021 and for the period from September 24, 2020 (inception) through December 31, 2020 totaled $107,665 and $15,450, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the year ended December 31, 2021 and for the period from September 24, 2020 (inception) through December 31, 2020.

Tax Fees

We did not pay Marcum for tax planning and tax advice for the year ended December 31, 2021 and for the period from September 24, 2020 (inception) through December 31, 2020.

All Other Fees

We did not pay Marcum for other services for the year ended December 31, 2021 and for the period from September 24, 2020 (inception) through December 31, 2020. However, the Company paid Marcum $17,510 related to the Company’s preparation of the 2020 and 2021 tax returns in 2022.

Our Audit Committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Sponsor and our officers and directors hold all of the 4,312,500 Founder Shares, representing approximately 29.3% of the total outstanding shares of our common stock outstanding. The Sponsor also holds the 5,200,000 Private Placement Warrants. Each Private Placement Warrant entitles the holder to purchase one share of our Class A common stock at $11.50 per share. The Private Placement Warrants (including the shares of Class A common stock issuable upon exercise of the Private Placement Warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold until 30 days after the completion of our initial Business Combination (such as the Near Merger).

In connection with the closing of our IPO, Polar Asset Management Partners Inc., an anchor investor in our IPO (the “Anchor Investor”), acquired from our Sponsor an indirect economic interest in an aggregate of 635,625 Founder Shares at the original purchase price that our Sponsor paid for the Founder Shares. Our Sponsor has agreed to distribute such Founder Shares to the Anchor Investor after the completion of a Business Combination (such as the Near Merger). The Company estimated the aggregate fair value of the Founder Shares attributable to the Anchor Investor to be $4,411,238, or $6.94 per share. The fair value of the Founder Shares was estimated using the income approach. The excess of the fair value of the Founder Shares was determined to be an offering cost in accordance with Staff Accounting Bulletin Topic 5A and Topic 5T. Accordingly, the offering cost was allocated to the separable financial instruments issued in our IPO using the with-and-without method, compared to total proceeds received. Offering costs related to the Founder Shares amounted to a contribution to additional paid-in capital $4,411,238, of which $158,805 were expensed to the statements of operations and included in transaction costs attributable to warrant liabilities and the remaining $4,252,433 recorded as an additional offering cost as a reduction of temporary equity, and re-measured to accumulated deficit upon recording temporary equity at redemption value.

We currently utilize office space at 1096 Keeler Avenue, Berkeley CA 94708. Our executive offices are provided to us by an affiliate of Arjun Divecha, our Special Advisor, at no charge, until such time as we may enter into a lease for office space with an unaffiliated third party.

On January 21, 2022, we issued a promissory note in the principal amount of up to $1,500,000 for working capital expenses. This working capital promissory note is non-interest bearing and payable upon the consummation of a Business Combination or may be convertible into warrants of the Company following a Business Combination (such as the Near Merger) at a price of $1.00 per warrant at the lender’s discretion. On January 31, 2022, $350,000 was drawn on this working capital promissory note and is included (at its then current fair value) in convertible promissory note. On April 1, 2022, we drew an additional $112,500 on this working capital promissory note. This working capital promissory note was valued using the fair value method. The discounted cash flow method was used to value the debt component of the promissory note and the black scholes option pricing model (the “Black Scholes Option Pricing Model”) was used to value the debt conversion option. The convertible promissory note is required to be recorded at its initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the notes are recognized as a non-cash gain or loss on the condensed statements of operations. The fair value of the note on date of issuance was $264,900, which resulted in a contribution to stockholder’s deficit of $85,100. The fair value of the note as of June 30, 2022 was $259,500, which resulted in a change in fair value of the convertible note of $5,400 recorded in the condensed statement of operations for the three months ended June 30, 2022.

On July 7, 2022, our stockholders approved an amendment to its Amended and Restated Certificate of Incorporation (the “First Extension Amendment”), pursuant to which the original date by which we were required consummate its initial Business Combination was extended from July 11, 2022 to January 11, 2023. In connection with that First Extension Amendment, our stockholders then holding 6,845,606 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds then in the Trust Account. As a result, $68,488,347.70 (approximately $10.00 per share) was removed from the Trust Account to pay such holders. In connection with the First Extension Amendment, on July 7, 2022, we issued a promissory note to the Sponsor in the aggregate principal amount of up to $2,060,070 (the “First Extension Note”), pursuant to which the Sponsor agreed to provide us with equal monthly installments of such funds, or $343,345 to be deposited into the Trust Account for each month in which the date by which we were originally required to consummate our initial Business Combination is extended, from July 11, 2022 until January 11, 2023. As of November 9, 2022, a sum of $1,716,725 has been drawn down on the First Extension Note and deposited into the Trust Account.

Except as otherwise disclosed in Business Combination Registration Statement, no compensation of any kind, including finder’s and consulting fees, will be paid by us to the Sponsor, our executive officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial Business

Combination (such as the Near Merger). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our Audit Committee will review on a quarterly basis all payments that were made to the Sponsor, officers, directors or us or our affiliates.

We engaged Cantor as a financial advisor in connection with the Near Merger and the transactions contemplated by the Merger Agreement and agreed to pay a customary financial advisory fee in an amount that constitutes a market standard financial advisory fee for comparable transactions.

After a Business Combination (such as the Near Merger), members of our management team who remain with the surviving company may be paid consulting, management or other fees from the surviving company with any and all amounts being fully disclosed to stockholders, to the extent then known. The amount of such compensation will be up to the directors of the surviving company to determine executive and director compensation.

Policy for Approval of Related Party Transactions

The Audit Committee has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions”. A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the Company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) $120,000 in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director or executive officers; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the Audit Committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the Audit Committee believes the relationship underlying the transaction to be in the best interests of the Company and our stockholders and (v) the effect that the transaction may have on a director’s status as an independent member of the Board and on his or her eligibility to serve on the Board’s committees. Management will present to the Audit Committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our Audit Committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy does not permit any director or executive officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of [_____], 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

The beneficial ownership of shares of our common stock is based on 14,716,894 outstanding shares of our common stock (including 10,404,394 of our Class A common stock and 4,312,500 of our Class B common stock) issued and outstanding as of [_____], 2022.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these warrants are not exercisable within 60 days of the date of this Proxy Statement.

Name and Address of Beneficial Owner(1)	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Shares of Common Stock
	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned(2)	Approximate Percentage of Class
KludeIn Prime LLC(3)	—	—	4,237,500	98.3%	28.79%
Narayan Ramachandran(3)	—	—	4,237,500	98.3%	28.79%
Mini Krishnamoorthy	—	—	—	—	—
Sriram Raghavan(3)	—	—	4,237,500	98.3%	28.79%
Dr. Ashish Gupta	—	—	—	—	—
Krishnan Rajagopalan	—	—	25,000	*	*
Madhavan Rangaswami	—	—	25,000	*	*
Mark Bailey	—	—	25,000	*	*
Polar Multi-Strategy Fund(4)	1,500,000	14.42%	—	—	10.19%
Fir Tree Capital Management LP(5)	1,033,711	8,16%	—	—	7.02%

____________

*        less than 1%

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o KludeIn I Acquisition Corp., 1096 Keeler Avenue, Berkeley, CA 94708.

(2)      Interests shown consist solely of shares of our Class B common stock. Such shares are convertible into our shares of Class A common stock on a one-for-one basis.

(3)      The Sponsor is the record holder of such shares. Each of Messrs. Ramachandran and Raghavan is a managing member of the Sponsor, and as such, each has voting and investment discretion with respect to the shares of our common stock held of record by the Sponsor and may be deemed to have shared beneficial ownership of such shares of our common stock held directly by the Sponsor. Each of our officers and directors holds a direct or indirect interest in the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)      According to Schedule 13G filed with the SEC on February 9, 2021, shares are owned by Polar Multi-Strategy Master Fund (“Polar MSMF”). Polar Asset Management Partners Inc. (“PAMPI”) serves as investment advisor of Polar MSMF. As such, PAMPI may be deemed the beneficial owner of the shares held by Polar MSMF. In addition, Polar MSMF holds an interest in our Sponsor. PAMPI disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The business address of Polar MSMF is c/o Polar Asset Management Partners Inc., 401 Bay Street, Suite 1900, Toronto, Ontario M5H 2Y4.

(5)      According to Schedule 13G filed with the SEC on February 14, 2022. The address of the principal business office of Fir Tree Capital Management LP is 55 West 46th Street, 29th Floor New York, NY 10036.

Changes in Control

None.

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that we will hold a special meeting before the Extended Date to consider and vote upon approval of the Merger Agreement and the Near Merger. Accordingly, if we consummate the Near Merger, the Company’s next annual meeting of stockholders will be held at a future date to be determined by the post-Business Combination company. For additional information see the section “Future Stockholder Proposals” in the Business Combination Registration Statement. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate a Business Combination before the Extended Date, the Company will dissolve and liquidate. Accordingly, there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

•        If the shares are registered in your names, you should contact us at (650) 246-9907 or 1096 Keeler Avenue, Berkeley, CA 94708 to inform us of your request; or

•        If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Proposals to be presented at the Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Toll Free: (800) 662-5200
Collect: (203) 658-9400
E-mail: INKA.info@investor.morrowsodali.com

You may also obtain these documents by requesting them from us via e-mail at mk@kludein.com.

If you are a stockholder of the Company and would like to request documents, please do so by [_____], 2022, in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
KLUDEIN I ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

KLUDEIN I ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1)     The name of the Corporation is KludeIn I Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 24, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 6, 2021, which was amended by an Amendment filed in the office of the Secretary of State of the State of Delaware on July 7, 2022 (as amended, the “Amended and Restated Certificate of Incorporation”).

2)     This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3)     This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

4)     The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 15, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of the Offering Shares (as defined below) properly submitted in connection with a stockholder vote seeking to amend the Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to allow redemption in connection with the Corporation’s initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by April 11, 2023 (or such earlier date as determined by the Corporation’s board of directors) (or, if the Office of the Delaware Division of Corporations is not open for a full business day (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day (the “Deadline Date”) or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7), and (iii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by the Deadline Date, as applicable. Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, KludeIn I Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this ________day of [_____], 2022.

KLUDEIN I ACQUISITION CORP.
By:
Name:	Narayan Ramachandran
Title:	Chief Executive Officer and Chairman

Annex A-2

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

KLUDEIN I ACQUISITION CORP.
1096 KEELER AVENUE
BERKELEY, CALIFORNIA 94708

SPECIAL MEETING OF STOCKHOLDERS
[_____________], 2022
YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

KLUDEIN I ACQUISITION CORP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [_____], 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [_____], 2022, (the “Proxy Statement”) in connection with the special meeting in lieu of an annual meeting of stockholders of KludeIn I Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [__:__] a.m. Eastern time on [_____], 2022 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Narayan Ramachandran and Mini Krishnamoorthy, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on [_____], 2022:

The notice of meeting, the accompanying Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at [_____].

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3, IF PRESENTED.	Please mark ☒ votes as indicated in this example
Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a Business Combination from January 11, 2023 to April 11, 2023 (or such earlier date as determined by the Board).

	☐	☐	☐
Proposal 2 – Director Election Proposal	FOR	WITHHELD

To re-elect the following directors as Class I directors (to serve until the annual meeting of stockholders of the Company to be held in 2024 or until a successor is elected and qualified or their earlier resignation or removal):

Krishnan Rajagopalan	☐	☐
Madhavan Rangaswami	☐	☐
Mark Bailey
Proposal 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.

	☐	☐	☐

Date: _______________, 2022

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1, “FOR” EACH OF THE NOMINEES IN PROPOSAL 2 AND “FOR” PROPOSAL 3 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.